UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2002

SE GLOBAL EQUITIES CORP.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

000-26347

(Commission File Number)

41-0985135

(IRS Employer Identification No.)

Suite 1200 - 777 West Broadway, Vancouver, British Columbia, Canada V5Z 4J7

(Address of principal executive offices and Zip Code)

604.871.9909

(Registrant's telephone number, including area code)

not applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On November 14, 2002, we filed our Form 10-QSB Quarterly Report for the period ended September 30, 2002 with the United States Securities and Exchange Commission. Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report, the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification dated November 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SE GLOBAL EQUITIES CORP.

By: /s/ Toby Chu

Toby Chu

President, Chief Executive Officer

Date: November 14, 2002